SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 11, 2000

                            CONSOLIDATED EDISON, INC.
               (Exact name of registrant as specified in charter)

                    New York           1-14514           13-3965100
                    (State of         (Commission       (I.R.S. Employer
                  incorporation)      File Number)      Identification No.)


                    4 Irving Place, New York, New York 10003
                    (Address of principal executive offices)


                   Registrant's telephone number: (212) 460-3900


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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 5.  OTHER EVENTS


     As of January 11, 2000 Consolidated Edison and Northeast Utilities amended their Agreement and Plan of Merger, dated as of October 13, 1999. A copy of their Amended and Restated Agreement and Plan of Merger is filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

2 Amended and Restated Agreement and Plan of Merger, dated as of October 13, 1999, as amended and restated as of January 11, 2000.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CONSOLIDATED EDISON, INC.



                                          By:   Joan S. Freilich
                                                Joan S. Freilich
                                                Executive Vice President,
                                                   and Chief Financial Officer



DATE:  January 13, 2000